                                                 EXHIBIT 4(c)

     ------GOLDEN
  ---------AMERICAN                                       DEFERRED VARIABLE
-----------LIFE INSURANCE                                 ANNUITY CONTRACT
    -------COMPANY

Golden American is a stock company domiciled in Delaware.
--------------------------------------------------------------------------
|-------------------------------------------------------------------------|
| Annuitant                     Owner                                     |
| [THOMAS J. DOE]               [JOHN Q. DOE]                             |
|-------------------------------------------------------------------------|
| Initial Premium                    Annuity Option                       |
|Annuity Commencement Date                                                |
| [$10,000]                [LIFE 10-YEAR CERTAIN]        [JANUARY 1, 2026]|
|-------------------------------------------------------------------------|
| Separate Account(s)                                    Contract Number  |
| [SEPARATE ACCOUNT B]                                   [123456]         |
|-------------------------------------------------------------------------|

This is a legal Contract between its Owner and us. Please read it carefully. In this contract you or your refers to the Owner shown above. We, our or us refers to Golden American Life Insurance Company. You may allocate this Contract's Accumulation Value among the Divisions of the Variable Separate Account and the General Account shown in the Schedule.

If this Contract is in force, we will make income payments to you starting on the Annuity Commencement Date. If the Owner dies prior to the Annuity Commencement Date, we will pay a death benefit to the Beneficiary. The amount of such benefits is subject to the terms of this Contract.

ALL PAYMENTS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE SEPARATE ACCOUNT, MAY INCREASE OR DECREASE, DEPENDING ON THE CONTRACT'S INVESTMENT RESULTS.

RIGHT TO EXAMINE THIS CONTRACT: YOU MAY RETURN THIS CONTRACT TO US OR THE AGENT THROUGH WHOM YOU PURCHASED IT WITHIN 10 DAYS AFTER YOU
RECEIVE IT. IF SO RETURNED, WE WILL TREAT THE CONTRACT AS THOUGH IT WERE NEVER ISSUED. UPON RECEIPT WE WILL PROMPTLY REFUND THE
ACCUMULATION VALUE PLUS ANY CHARGES WE HAVE DEDUCTED AS OF THE DATE THE RETURNED CONTRACT IS RECEIVED BY US.











Customer Service Center       Secretary:  /s/ Myles R. Tashman
1475 Dunwoody Drive
West Chester, PA  19380       President:  /s/ Barnett Chernow

--------------------------------------------------------------------------
DEFERRED VARIABLE ANNUITY CONTRACT - NO DIVIDENDS
Variable Cash Surrender Values while the Annuitant and Owner are living and prior to the Annuity Commencement Date. Death benefit subject to guaranteed minimum. Additional Premium Payment Option.
Partial Withdrawal Option. Non-participating. Investment results reflected in values.


GA-IA-1059

                             CONTRACT CONTENTS


THE SCHEDULE                                 YOUR CONTRACT BENEFITS...........14

Payment and Investment Information..... 3A   Cash Value Benefit
The Variable Separate Accounts......... 3B   Partial Withdrawal Option
The General Account.................... 3C   Proceeds Payable to the
                                             Beneficiary
Contract Facts......................... 3D
Charges and Fees....................... 3E
Income Plan Factors.................... 3F   CHOOSING AN INCOME PLAN..........16

IMPORTANT TERMS ........................ 4

INTRODUCTION TO THIS CONTRACT........... 6   Annuity Benefits
                                             Annuity Commencement Date Selection
     The Contract                            Frequency Selection
     The Owner                               The Income Plan
     The Annuitant                           The Annuity Options
     The Beneficiary                         Payment When Named Person
     Dies
     Change of Owner or Beneficiary
                                             OTHER IMPORTANT INFORMATION......18
PREMIUM PAYMENTS AND ALLOCATION CHANGES. 8
                                             Sending Notice to Us
Initial Premium Payment                      Reports to Owner
Additional Premium Payment Option            Assignment - Using this Contract as
Your Right to Change Allocation of           Collateral Security
Accumulation Value                           Changing this Contract
What Happens if a Variable Separate Account  Contract Changes-Applicable Tax Law
Division is Not Available                    Misstatement of Age or Sex
                                             Non-Participating
HOW WE MEASURE THE CONTRACT'S                Payments We May Defer
 ACCUMULATION VALUE..................... 9   Authority to Make Agreements
                                             Required Note on Our Computations
The Variable Separate Accounts
The General Account
Valuation Period
Accumulation Value
Accumulation Value in each Division
Measurement of Investment Experience
Charges Deducted from Accumulation Value on each Contract Processing Date



       Copies of any additional Riders and Endorsements are at the back of this Contract.

      THE SCHEDULE

       The Schedule gives specific facts about this Contract and its coverage. Please refer to the Schedule while reading this Contract.





GA-IA-1059                             2

                            THE SCHEDULE
                 PAYMENT AND INVESTMENT INFORMATION
--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Annuitant's Issue Age   Annuitant's Sex     Owner's Issue Age            |
|     [55]                     [MALE]                [35]                  |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Contract Date              Issue Date           Residence Status         |
| [JANUARY 1, 1996]       [JANUARY 1, 1996]          [DELAWARE]            |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

INITIAL INVESTMENT

Initial Premium Payment received:            [$10,000]

Your initial Accumulation Value has been invested as follows:

                                   Percentage of
     Divisions                   Accumulation Value
     ---------                   ------------------
[Multiple Allocation                    10%
   Fully Managed                        10%
Capital Appreciation                    10%
  Rising Dividends                      10%
     All-Growth                         10%
    Real Estate                         10%
    Value Equity                        10%
    Hard Assets                          5%
  Emerging Markets                       5%
   Managed Global                        5%
  Limited Maturity                       5%
        Bond                             5%
    Liquid Asset                         5%
  Strategic Equity
--------------------             -------------------
       Total                           100%]

ADDITIONAL PREMIUM PAYMENT INFORMATION

[We will accept additional premium payments until either the Annuitant or Owner reaches the Attained Age of 85. The minimum additional payment which may be made is [$500.00].]

[In no event may you contribute to your IRA for the taxable year in which you attain age 70 1/2 and thereafter (except for rollover contributions). The minimum additional payment which may be added is [$250.00].]

GA-IA-1059                             3A1

                            THE SCHEDULE
            PAYMENT AND INVESTMENT INFORMATION(continued)
--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Annuitant's Issue Age   Annuitant's Sex     Owner's Issue Age            |
|     [55]                     [MALE]                [35]                  |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Contract Date              Issue Date           Residence Status         |
| [JANUARY 1, 1996]       [JANUARY 1, 1996]          [DELAWARE]            |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

ACCUMULATION VALUE ALLOCATION RULES

 The maximum number of Divisions in which you may be invested at any one time is [sixteen]. You are allowed unlimited allocation changes per Contract Year without charge. We reserve the right to impose a charge for any allocation change in excess of [twelve] per Contract Year. The Excess Allocation Charge is shown in the Schedule. Allocations into and out of the Guaranteed Interest Divisions are subject to restrictions (see General Account).

ALLOCATION CHANGES BY TELEPHONE

You may request allocation changes by telephone during our telephone request business hours. You may call our Customer Service Center at 1-800-366-0066 to make allocation changes by using the personal identification number you will receive. You may also mail any notice or request for allocation changes to our Customer Service Center at the address shown on the cover page.

GA-IA-1059                             3A2

                            THE SCHEDULE
                   THE VARIABLE SEPARATE ACCOUNTS
--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND

Separate Account B (the "Account") is a unit investment trust Separate Account, organized in and governed by the laws of the State of Delaware, our state of domicile. The Account is divided into Divisions. Each Division listed below invests in shares of the mutual fund portfolio (the "Series") designated. Each portfolio is a part of The GCG Trust managed by Directed Services, Inc.

      SERIES                             SERIES

      [Multiple Allocation               Real Estate
      Fully Managed                      Hard Assets
      Value Equity                       Emerging Markets
      Small Cap                          Limited Maturity Bond
      Capital Appreciation               Liquid Assets
      Rising Dividend                    Strategic Equity
      Capital Growth                     Managed Global
      Developing World                   Global Fixed Income
      Large Cap Value                    Total Return
      Growth                             All-Cap
      Mid-Cap Growth                     Investors
      Research                           Equity Income]






GA-IA-1059                             3B

                            THE SCHEDULE
                         THE GENERAL ACCOUNT
--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|
GENERAL ACCOUNT
[Guaranteed Interest Division
A Guaranteed Interest Division provides an annual minimum interest rate of 3%. At our sole discretion, we may periodically declare higher interest rates for specific Guarantee Periods. Such rates will apply to periods following the date of declaration. Any declaration will be by class and will be based on our future expectations.

Limitations of Allocations
We reserve the right to restrict allocations into and out of the General Account. Such limits may be dollar restrictions on allocations into the General Account or we may restrict reallocations into the General Account.

Guarantee Periods
Each allocation to a Guaranteed Interest Division will be guaranteed an interest rate for the entire Initial Guarantee Period elected. We currently offer Initial Guarantee Periods of one, two, three, five, seven and ten years. The Initial Guarantee Period starts on the day an allocation is made to a Guaranteed Interest Division and ends on the last day of the calendar month following one, two, three, five, seven or ten year(s) as appropriate, the Maturity Date.

At the end of a Guarantee Period, you may transfer the Accumulation Value in such Guarantee Period to the Variable Separate Account Divisions or to a Guarantee Period we then offer. If we do not receive notification by the Maturity Date, your Accumulation Value in the maturing Guarantee Period will automatically be transferred to a one-year Guarantee Period. Upon such automatic transfer you will have thirty days to reallocate any of your Accumulation Value to the Divisions.

Deduction for Charges
We do not deduct the Mortality and Expense Risk Charge and the Asset-Based Administrative Charge with respect to the amount of the Accumulation Value allocated to a Guaranteed Interest Division while such Accumulation Value remains allocated to a Guaranteed Interest Division.

Transfers from a Guaranteed Interest Division
On a Maturity Date, 100% of the Accumulation Value in the maturing Guarantee Period may be transferred.

We currently require that an amount allocated to a Guarantee Period not be transferred until the Maturity Date, except pursuant to our published rules. We reserve the right not to allow amounts previously transferred from a Guaranteed Interest Division to the Variable Separate Account Divisions to be transferred back to the Guaranteed Interest Division for a period of at least six months from the date of transfer. We reserve the right to reduce the amount otherwise available for transfer from a Guaranteed Interest Division by any amounts previously withdrawn from that Guaranteed Interest Division.]

GA-IA-1059                             3C

                            THE SCHEDULE
                           CONTRACT FACTS
--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

CONTRACT FACTS

Contract Processing Date
The Contract Processing Date for your Contract is [April 1] of each year.

Specially Designated Divisions
When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn each Contract Year is described below. In no event may a Partial Withdrawal exceed 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Contract in force.

Conventional Partial Withdrawals

Minimum Withdrawal Amount:           $100.

Systematic Partial Withdrawals
Systematic Partial Withdrawals may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month.

Minimum Withdrawal Amount:           $100.
Maximum Withdrawal Amount:

Variable Separate Account Divisions: 1.25% monthly, 3.75%
                                     quarterly or 15% annually of
                                     Accumulation Value.

Guaranteed Interest Divisions:       Interest earned on a Guaranteed
                                     Interest Division for the prior month,
                                     quarter or year (depending on the
                                     frequency selected).

[IRA Partial Withdrawals for Qualified Plans Only
IRA Partial Withdrawals may be taken on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken.]


GA-IA-1059                             3D1

                            THE SCHEDULE
                     CONTRACT FACTS  (continued)
--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

DEATH BENEFITS
The Death Benefit is the greatest of (i) , (ii) ,and (iii), below, where:
(i)    the Accumulation Value;
(ii)   the Guaranteed Death Benefit;
(iii)  the Cash Surrender Value;

GUARANTEED DEATH BENEFIT

On the Contract Date, the Guaranteed Death Benefit is the initial premium. On subsequent Valuation Dates, the guaranteed Death
Benefit is calculated as follows:

  (1)  Start with the Guaranteed Death Benefit from the prior
       Valuation Date;
  (2)  Add any additional premiums paid during the current Valuation
       Period to (1);
  (3)  Subtract any Prorata Partial Withdrawal Adjustments for any
       Partial Withdrawal made during the current Valuation Period from (2).

PRORATA PARTIAL WITHDRAWAL ADJUSTMENTS

For any partial withdrawal, the Death Benefit components will be reduced by Prorata Partial Withdrawal Adjustments. The Prorata Partial Withdrawal Adjustment to a death benefit component for a partial withdrawal is equal to (1) divided by (2), multiplied by
(3), where: (1) is the Accumulation Value withdrawn, (2) is the Accumulation Value immediately prior to withdrawal, and (3) is the amount of the applicable death benefit component immediately prior to the withdrawal.

CHANGE OF OWNER

A change of Owner will result in recalculation of the Death Benefit and the Guaranteed Death Benefit. If the Owner's or the oldest of multiple owners' attained age at the time of the change is less than [86], the Guaranteed Death Benefit in effect prior to the change will remain in effect and the Death Benefit provision shall apply.

If any owner's or oldest multiple owners attained age is [86] or greater at the time of the change, the Guaranteed Death Benefit will be zero, and the Death Benefit will then be the cash surrender value.

GA-IA-1059                             3D2

                            THE SCHEDULE
                     CONTRACT FACTS (continued)

--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

SPOUSAL CONTINUATION UPON DEATH OF OWNER

If at the Owner's death, the surviving spouse of the deceased Owner is the beneficiary and such surviving spouse elects to continue the contract as their own pursuant to Internal Revenue Code Section
72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:
 (a) If the Guaranteed Death Benefit as of the date we receive due proof of death of the Owner, minus the Accumulation Value, also as of that date, is greater than zero we will add such difference to the Accumulation Value. Such addition will be allocated to the divisions of the Separate Account in proportion to the Accumulation Value in the Separate Account. If there is no Accumulation Value in the Separate Account, the addition will be allocated to the Liquid Assets division, or its successor.
 (b) The Guaranteed Death Benefit will continue to apply, with all age criteria using the surviving spouse's age as the determining age.

This addition to Accumulation Value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of this contract elects to continue the contract as their own.

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement
[Distributions from a Contract funding a qualified plan must commence no later than [April 1st] of the calendar year following the calendar year in which the Owner attains age 70 1/2.]

The Annuity Commencement Date is required to be the same date as the Contract Processing Date in the month following the Annuitant's 90th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us.

GA-IA-1059                             3D3

                            THE SCHEDULE
                     CONTRACT FACTS (continued)

--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|


Minimum Annuity Income Payment
The minimum monthly annuity income payment that we will make is [$20].

Optional Benefit Riders - [None.]

ATTAINED AGE

The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Contract Date.


GA-IA-1059                             3D4

                           THE SCHEDULE
                          CHARGES AND FEES

--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

DEDUCTIONS FROM PREMIUMS

[None.]

DEDUCTIONS FROM ACCUMULATION VALUE

Initial Administrative Charge
[None.]

Administrative Charge
[None]
Excess Allocation Charge
Currently none, however, we reserve the right to charge ]$25[ for a change if you make more than [twelve] allocation changes per Contract Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

[Premium Taxes
We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. We reserve the right to change the amount we charge for Premium Tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.]

Deductions from the Divisions
Mortality and Expense Risk Charge - We deduct a charge from the
---------------------------------
assets in each separate account division on a daily basis at a rate of [0.000961%] (equivalent to an annual rate of [0.35%]) for mortality and expense risks. The charge is not deducted from the general account accumulation values.
Asset Based Administrative Charge - We deduct [0.000411%] of the
---------------------------------
assets in each Variable Separate Account Division on a daily basis (equivalent to an annual rate of [0.15%]) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the General Account values.

CHARGE DEDUCTION DIVISION

All charges against the Accumulation Value in this Contract will be deducted from the [Liquid Asset Division].


GA-IA-1059                             3E

                            THE SCHEDULE
                         INCOME PLAN FACTORS

--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                 TABLE FOR INCOME FOR A FIXED PERIOD

Fixed Period  Monthly   Fixed Period Monthly   Fixed Period  Monthly
of Years      Income    of Years     Income     of Years     Income


   [5         17.95        14         7.28        23         5.00
   6          15.18        15         6.89        24         4.85
   7          13.20        16         6.54        25         4.72
   8          11.71        17         6.24        26         4.60
   9          10.56        18         5.98        27         4.49
   10          9.64        19         5.74        28         4.38
   11          8.88        20         5.53        29         4.28
   12          8.26        21         5.33        30         4.19]
   13          7.73        22         5.16



                      TABLE FOR INCOME FOR LIFE

                Male/Female         Male/Female         Male/Female
  Age              10 Years            20 Years              Refund
                    Certain             Certain             Certain


[50              $4.06/3.83          $3.96/3.77          $3.93/3.75
55                4.43/4.14           4.25/4.05           4.25/4.03
60                4.90/4.56           4.57/4.37           4.66/4.40
65                5.51/5.10           4.90/4.73           5.12/4.83
70                6.26/5.81           5.18/5.07           5.76/5.42
75                7.11/6.70           5.38/5.33           6.58/6.19
80                7.99/7.70           5.48/5.46           7.69/7.21
85                8.72/8.59           5.52/5.51           8.72/8.59
90                9.23/9.18           5.53/5.53         10.63/10.53]



GA-IA-1059                             3F

                           IMPORTANT TERMS
--------------------------------------------------------------------------
ACCUMULATION VALUE - The amount that a Contract provides for investment at any time. Initially, this amount is equal to the premium paid.

ANNUITANT - The person designated by the Owner to be the measuring life in determining Annuity Payments.

ANNUITY COMMENCEMENT DATE - For each Contract, the date on which
  Annuity Payments begin.

ANNUITY OPTIONS - Options the Owner selects that determine the form and amount of annuity payments.

ANNUITY PAYMENT - The periodic payment an Owner receives. It may be either a fixed or a variable amount based on the Annuity Option chosen.

ATTAINED AGE - The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Contract Date.

BENEFICIARY - The person designated to receive benefits in the case of the death of the Owner.

BUSINESS DAY - Any day the New York Stock Exchange ("NYSE") is open for trading, exclusive of federal holidays, or any day on which the Securities and Exchange Commission ("SEC") requires that mutual funds, unit investment trusts or other investment portfolios be valued.

CASH SURRENDER VALUE - The amount the Owner receives upon surrender of the Contract.

CHARGE DEDUCTION DIVISION - The Division from which all charges are deducted if so designated or elected by the Owner.

CONTINGENT ANNUITANT - The person designated by the Owner who, upon the Annuitant's death prior to the Annuity Commencement Date, becomes the Annuitant.

CONTRACT ANNIVERSARY - The anniversary of the Contract Date.

CONTRACT DATE - The date we received the initial premium and upon which we begin determining the Contract values. It may not be the same as the Contract Issue Date. This date is used to determine Contract months, processing dates, years, and anniversaries.

CONTRACT ISSUE DATE - The date the Contract is issued at our Customer Service Center.

CONTRACT PROCESSING DATES - The days when we deduct certain charges from the Accumulation Value. If the Contract Processing Date is not a Valuation Date, it will be on the next succeeding Valuation date. The Contract Processing Date will be on the Contract Anniversary of each year.

CONTRACT PROCESSING PERIOD - The period between successive Contract
  Processing Dates unless it is the first Contract Processing
  Period. In that case, it is the period from the Contract Date to the first Contract Processing Date.

CONTRACT YEAR - The period between Contract Anniversaries.


GA-IA-1059                             4

--------------------------------------------------------------------------
EXPERIENCE FACTOR - The factor which reflects the investment experience of the portfolio in which a Variable Separate Account Division invests and also reflects the charges assessed against the Division for a Valuation Period.

GUARANTEE PERIOD - The period of years a rate of interest is guaranteed to be credited to a Guaranteed Interest Division.

GUARANTEED DEATH BENEFIT INTEREST RATE - The annual rate at which the Guaranteed Death Benefit is calculated.

GUARANTEED INTEREST DIVISION - An investment option available in the General Account, an account which contains all of our assets other than those held in our Variable Separate Accounts.

GUARANTEED INTEREST RATE - The effective annual interest rate which we will credit for a specified Guarantee Period.

GUARANTEED MINIMUM INTEREST RATE - The minimum interest rate which can be declared by us for allocations to a Guaranteed Interest
  Division.

INDEX OF INVESTMENT EXPERIENCE - The index that measures the performance of a Variable Separate Account Division.

INITIAL PREMIUM - The payment amount required to put each Contract in effect.

ISSUE AGE - The Annuitant's or Owner's age on the last birthday on or before the Contract Date.

MATURITY DATE - The date on which a Guarantee Period matures.

OWNER - The person who owns a Contract and is entitled to exercise all rights of the Contract. This person's death also initiates payment of the death benefit.

RIDERS - Riders add provisions or change the terms of the Contract.

SPECIALLY DESIGNATED DIVISION - Distributions from a portfolio underlying a Division in which reinvestment is not available will be allocated to this Division unless you specify otherwise.

VALUATION DATE - The day at the end of a Valuation Period when each Division is valued.

VALUATION PERIOD - Each business day together with any non-business days before it.

VARIABLE SEPARATE ACCOUNT DIVISION - An investment option available in the Variable Separate Account shown on the Schedule.


GA-IA-1059                             5

                    INTRODUCTION TO THIS CONTRACT
--------------------------------------------------------------------------
THE CONTRACT

This is a legal contract between you and us. We provide benefits as stated in this Contract. In return, you supply us with the Initial Premium Payment required to put this Contract in effect.

This Contract, together with any Riders or Endorsements, constitutes the entire Contract. Riders and Endorsements add provisions or change the terms of the basic Contract.

THE OWNER

You are the Owner of this Contract. You are also the Annuitant unless another Annuitant has been named by you and is shown in the Schedule. You have the rights and options described in this Contract, including but not limited to the right to receive the Annuity Benefits on the Annuity Commencement Date.

One or more people may own this Contract. If there are multiple Owners named, the age of the oldest Owner will be used to determine the applicable death benefit. In the case of a sole Owner who dies prior to the Annuity Commencement Date, we will pay the Beneficiary the death benefit then due. If the sole Owner is not an individual, we will treat the Annuitant as Owner for the purpose of determining when the Owner dies under the death benefit provision (if there is no Contingent Annuitant), and the Annuitant's age will determine the applicable death benefit payable to the Beneficiary. The sole Owner's estate will be the Beneficiary if no Beneficiary designation is in effect, or if the designated Beneficiary has predeceased the Owner. In the case of a joint Owner of the Contract dying prior to the Annuity Commencement Date, the surviving Owner(s) will be deemed as the Beneficiary(ies).

THE ANNUITANT

The Annuitant is the measuring life of the Annuity Benefits provided under this Contract. You may name a Contingent Annuitant. The
Annuitant may not be changed during the Annuitant's lifetime.

If the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant becomes the Annuitant. You will be the Contingent Annuitant unless you name someone else. The Annuitant must be a natural person. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as an Annuitant. If all Owners are not individuals and, through the operation of this provision, an Owner becomes Annuitant, we will pay the death proceeds to the Beneficiary. If there are joint Owners, we will treat the youngest of the Owners as the Contingent Annuitant designated, unless you elect otherwise.

THE BENEFICIARY

The Beneficiary is the person to whom we pay death proceeds if any Owner dies prior to the Annuity Commencement Date. See Proceeds Payable to the Beneficiary for more information. We pay death proceeds to the primary Beneficiary (unless there are joint Owners in which case the death benefit proceeds are payable to the surviving Owner). If the primary Beneficiary dies before the Owner, the death proceeds are paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death proceeds to the Owner's estate.



GA-IA-1059                             6

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

              INTRODUCTION TO THIS CONTRACT (continued)
--------------------------------------------------------------------------
One or more persons may be named as primary Beneficiary or contingent Beneficiary. In the case of more than one Beneficiary, we will assume any death proceeds are to be paid in equal shares to the surviving Beneficiaries. You can specify other than equal shares.

You have the right to change Beneficiaries, unless you designate the primary Beneficiary irrevocable. When an irrevocable Beneficiary has been designated, you and the irrevocable Beneficiary may have to act together to exercise the rights and options under this Contract.

CHANGE OF OWNER OR BENEFICIARY

During your lifetime and while this Contract is in effect you can transfer ownership of this Contract or change the Beneficiary. To make any of these changes, you must send us written notice of the change in a form satisfactory to us. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. A Change of Owner may affect the amount of death benefit payable under this Contract. See Proceeds Payable to Beneficiary.



























GA-IA-1059                             7

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

               PREMIUM PAYMENTS AND ALLOCATION CHARGES
--------------------------------------------------------------------------
INITIAL PREMIUM PAYMENT

The Initial Premium Payment is required to put this Contract in effect. The amount of the Initial Premium Payment is shown in the Schedule.

ADDITIONAL PREMIUM PAYMENT OPTION

You may make additional premium payments under this Contract after the end of the Right to Examine period. Restrictions on additional premium payments, such as the Attained Age of the Annuitant or Owner and the timing and amount of each payment, are shown in the Schedule. We reserve the right to defer acceptance of or to return any additional premium payments.

As of the date we receive and accept your additional premium payment:

     (1) The Accumulation Value will increase by the amount of the premium payment less any premium deductions as shown in the Schedule.
     (2) The increase in the Accumulation Value will be allocated among the Divisions of the Variable Separate Account and General Account in accordance with your instructions. If you do not provide such instructions, allocation will be among the Divisions of the Variable Separate Account and General Account in proportion to the amount of Accumulation Value in each Division.

Where to Make Payments
Remit the premium payments to our Customer Service Center at the address shown on the cover page. On request we will give you a receipt signed by our treasurer.

YOUR RIGHT TO CHANGE ALLOCATION OF ACCUMULATION VALUE

You may change the allocation of the Accumulation Value among the Divisions after the end of the Right to Examine period. The number of free allocation changes each year that we will allow is shown in the Schedule. To make an allocation change, you must provide us with satisfactory notice at our Customer Service Center. The change will take effect when we receive the notice. Restrictions for reallocation into and out of Divisions of the Variable Separate Account and General Account are shown in the Schedule.

WHAT HAPPENS IF A VARIABLE SEPARATE ACCOUNT DIVISION IS NOT AVAILABLE

When a distribution is made from an investment portfolio supporting a unit investment trust Separate Account Division in which reinvestment is not available, we will allocate the distribution to the Specially Designated Division shown in the Schedule unless you specify otherwise.

Such a distribution may occur when an investment portfolio or Division matures, when distribution from a portfolio or Division cannot be reinvested in the portfolio or Division due to the unavailability of securities, or for other reasons. When this occurs because of maturity, we will send written notice to you thirty days in advance of such date. To elect an allocation to other than the Specially Designated Division shown in the Schedule, you must provide satisfactory notice to us at least seven days prior to the date the investment matures. Such allocations will not be counted as an allocation change of the Accumulation Value for purposes of the number of free allocations permitted.


GA-IA-1059                             8

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

          HOW WE MEASURE THE CONTRACT'S ACCUMULATION VALUE
--------------------------------------------------------------------------

The variable Annuity Benefits under this Contract are provided through investments which may be made in our Separate Accounts.

THE VARIABLE SEPARATE ACCOUNTS

These accounts, which are designated in the Schedule, are kept separate from our General Account and any other Separate Accounts we may have. They are used to support Variable Annuity Contracts and may be used for other purposes permitted by applicable laws and regulations. We own the assets in the Separate Accounts. Assets equal to the reserves and other liabilities of the accounts will not be charged with liabilities that arise from any other business we conduct; but, we may transfer to our General Account assets which exceed the reserves and other liabilities of the Variable Separate Accounts. Income and realized and unrealized gains or losses from assets in these Variable Separate Accounts are credited to or charged against the account without regard to other income, gains or losses in our other investment accounts.

The Variable Separate Account will invest in mutual funds, unit investment trusts and other investment portfolios which we determine to be suitable for this Contract's purposes. The Variable Separate Account is treated as a unit investment trust under Federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. The Variable Separate Account is also governed by state law as designated in the Schedule. The trusts may offer non-registered series.

Variable Separate Account Divisions
A unit investment trust Separate Account includes Divisions, each investing in a designated investment portfolio. The Divisions and the investment portfolios designated may be managed by a separate investment adviser. Such adviser may be registered under the Investment Advisers Act of 1940.

Changes within the Variable Separate Accounts
We may, from time to time, make additional Variable Separate Account Divisions available to you. These Divisions will invest in investment portfolios we find suitable for this Contract. We also have the right to eliminate Divisions from a Variable Separate Account, to combine two or more Divisions or to substitute a new portfolio for the portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a portfolio or Division no longer suits the purpose of this Contract. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio or Division is no longer available for investment, or for some other reason. We may get prior approval from the insurance department of our state of domicile before making such a substitution. We will also get any required approval from the SEC and any other required approvals before making such a substitution.

Subject to any required regulatory approvals, we reserve the right to transfer assets of the Variable Separate Account which we determine to be associated with the class of contracts to which this Contract belongs, to another Variable Separate Account or Division.

When permitted by law, we reserve the right to:

     (1) deregister a Variable Separate Account under the Investment Company Act of 1940;
     (2) operate a Variable Separate Account as a management company under the Investment Company Act of 1940, if it is operating as a unit investment trust;
     (3) operate a Variable Separate Account as a unit investment trust under the Investment Company Act of 1940, if it is operating as a managed Variable Separate Account;
     (4) restrict or eliminate any voting rights of Owners, or other persons who have voting rights to a Variable Separate Account; and,
     (5) combine a Variable Separate Account with other Variable Separate Accounts.

GA-IA-1059                             9

--------------------------------------------------------------------------

THE GENERAL ACCOUNT

The General Account contains all assets of the Company other than those in the Separate Accounts we establish. The Guaranteed Interest Divisions available for investment are shown in the Schedule. We may, from time to time, offer other Divisions where assets are held in our General Account.

VALUATION PERIOD

Each Division will be valued at the end of each Valuation Period on a Valuation Date. A Valuation Period is each Business Day together with any non-Business Days before it. A Business Day is any day the New York Stock Exchange (NYSE) is open for trading, and the SEC requires mutual funds, unit investment trusts, or other investment portfolios to value their securities.

ACCUMULATION VALUE

The Accumulation Value of this Contract is the sum of the amounts in each of the Divisions of the Variable Separate Account and General Account. You select the Divisions of the Variable Separate Account and General Account to which to allocate the Accumulation Value.
The maximum number of Divisions to which the Accumulation Value may be allocated at any one time is shown in the Schedule.

ACCUMULATION VALUE IN EACH DIVISION

On the Contract Date
On the Contract Date, the Accumulation Value is allocated to each Division as elected by you, subject to certain terms and conditions imposed by us. We reserve the right to allocate premium to the Specially Designated Division during any Right to Examine contract period. After such time, allocation will be made proportionately in accordance with the initial allocation(s) as elected by you.

On each Valuation Date
At the end of each subsequent Valuation Period, the amount of Accumulation Value in each Division will be calculated as follows:

     (1) We take the Accumulation Value in the Division or at the end of the preceding Valuation Period.
     (2) We multiply (1) by the Variable Separate Account
         Division's Net Rate of Return for the current Valuation Period or we calculate interest to be credited to a Guaranteed Interest Division for the current Valuation Period.
     (3) We add (1) and (2).
     (4) We add to (3) any additional premium payments (less any premium deductions as shown in the Schedule) allocated to the Division during the current Valuation Period.
     (5) We add or subtract allocations to or from that Division during the current Valuation Period.
     (6) We subtract from (5) any Partial Withdrawals which are allocated to the Division during the current Valuation Period.
     (7) We subtract from (6) the amounts allocated to that Division for:
          (a) any charges due for the Optional Benefit Riders as shown in the Schedule;
          (b) any deductions from Accumulation Value as shown in the Schedule.
All amounts in (7) are allocated to each Division in the proportion that (6) bears to the Accumulation Value unless the Charge Deduction Division has been specified (see the Schedule).


GA-IA-1059                             10

--------------------------------------------------------------------------

MEASUREMENT OF INVESTMENT EXPERIENCE
Index of Investment Experience
The Investment Experience of a Variable Separate Account Division is determined on each Valuation Date. We use an Index to measure changes in each Division's experience during a Valuation Period. We set the Index at $10 when the first investments in a Division are made. The Index for a current Valuation Period equals the Index for the preceding Valuation Period multiplied by the Experience Factor for the current Valuation Period.

How We Determine the Experience Factor
For Divisions of a unit investment trust Separate Account the Experience Factor reflects the Investment Experience of the portfolio in which the Division invests as well as the charges assessed against the Division for a Valuation Period. The factor is calculated as follows:
  (1) We take the net asset value of the portfolio in which the Division invests at the end of the current Valuation Period.
  (2) We add to (1) the amount of any dividend or capital gains distribution declared for the investment portfolio and reinvested in such portfolio during the current Valuation Period. We subtract from that amount a charge for our taxes, if any.
  (3) We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.
  (4) We subtract the daily Mortality and Expense Risk Charge for each Division shown in the Schedule for each day in the Valuation Period.
  (5) We subtract the daily Asset Based Administrative Charge shown in the Schedule for each day in the Valuation Period.

Calculations for Divisions investing in unit investment trusts are on a per unit basis.

Net Rate of Return for a Variable Separate Account Division
The Net Rate of Return for a Variable Separate Account Division during a Valuation Period is the Experience Factor for that Valuation Period minus one.

Interest Credited to a Guaranteed Interest Division
Accumulation Value allocated to a Guaranteed Interest Division will be credited with the Guaranteed Interest Rate for the Guarantee Period in effect on the date the premium or reallocation is applied. Once applied, such rate will be guaranteed until the Maturity Date of that Guarantee Period. Interest will be credited daily at a rate to yield the declared annual Guaranteed Interest Rate. No Guaranteed Interest Rate will be less than the Minimum Interest Rate shown in the Schedule

CHARGES DEDUCTED FROM ACCUMULATION VALUE ON EACH CONTRACT PROCESSING
DATE

Expense charges and fees are shown in the Schedule.

Charge Deduction Division Option
We will deduct all charges against the Accumulation Value of this Contract from the Charge Deduction Division if you elected this option on the application (see the Schedule). If you did not elect this Option or if the charges are greater than the amount in the Charge Deduction Division, the charges against the Accumulation Value will be deducted as follows:

  (1) If these charges are less than the Accumulation Value in the Variable Separate Account Divisions, they will be deducted proportionately from all Divisions.
  (2) If these charges exceed the Accumulation Value in the Variable Separate Account Divisions, any excess over such value will be deducted proportionately from the Guaranteed Interest Divisions.

Any charges taken from the General Account will be taken from the Guaranteed Interest Division starting with the Guarantee Period nearest its Maturity Date until such charges have been paid.
At any time while this Contract is in effect, you may change your election of this Option. To do this you must send us a written request to our Customer Service Center. Any change will take effect within seven days of the date we receive your request.

GA-IA-1059                             11

                       YOUR CONTRACT BENEFITS
--------------------------------------------------------------------------

While this Contract is in effect, there are important rights and benefits that are available to you. We discuss these rights and benefits in this section.

CASH VALUE BENEFIT

Cash Surrender Value
The Cash Surrender Value, while the Annuitant is living and before the Annuity Commencement Date, is determined as follows:
     (1)  We take the Contract's Accumulation Value;
     (2) We deduct any charges shown in the Schedule that have been incurred but not yet deducted, including;
          (a) any administrative fee that has not yet been deducted;
          (b) the pro rata part of any charges for Optional
              Benefit Riders; and
          (c) any applicable premium or other tax.

Cancelling to Receive the Cash Surrender Value
At any time while the Annuitant is living and before the Annuity
Commencement Date, you may surrender this Contract to us. To do this, you must return this Contract with a signed request for cancellation to our Customer Service Center.

The Cash Surrender Value will vary daily. We will determine the Cash Surrender Value as of the date we receive the Contract and your signed request in our Customer Service Center. All benefits under this Contract will then end.

We will usually pay the Cash Surrender Value within seven days; but, we may delay payment as described in the Payments We May Defer provision.

PARTIAL WITHDRAWAL OPTION

After the Contract Date, you may make Partial Withdrawals. The minimum amount that may be withdrawn is shown in the Schedule. To take a Partial Withdrawal, you must provide us satisfactory notice at our Customer Service Center.

PROCEEDS PAYABLE TO THE BENEFICIARY

Prior to the Annuity Commencement Date
If the sole Owner dies prior to the Annuity Commencement Date, we will pay the Beneficiary the death benefit. If there are joint Owners and any Owner dies, we will pay the surviving Owners the death benefit. We will pay the amount on receipt of due proof of the Owner's death at our Customer Service Center. Such amount may be received in a single lump sum or applied to any of the Annuity Options (see Choosing an Income Plan). When the Owner (or all Owners where there are joint Owners) is not an individual, the death benefit will become payable on the death of the Annuitant prior to the Annuity Commencement Date (unless a Contingent Annuitant survived the Annuitant). Only one death benefit is payable under this Contract. In all events, distributions under the Contract must be made as required by applicable law.

GA-IA-1059                             12

--------------------------------------------------------------------------

How to Claim Payments to Beneficiary
We must receive proof of the Owner's (or the Annuitant's) death before we will make any payments to the Beneficiary. We will calculate the death benefit as of the date we receive due proof of death. The Beneficiary should contact our Customer Service Center for instructions.

Guaranteed Death Benefits
The Guaranteed Death Benefit is as shown in the Schedule. A change of Owner will affect the Guaranteed Death Benefit, as shown in the Schedule.








GA-IA-1059                             13

                       CHOOSING AN INCOME PLAN
--------------------------------------------------------------------------

ANNUITY BENEFITS

If the Annuitant and Owner are living on the Annuity Commencement Date, we will begin making payments to the Owner. We will make these payment under the Annuity Option (or Options) as chosen in the application or as subsequently selected. You may choose or change an Annuity Option by making a written request at least 30 days prior to the Annuity Commencement Date. Unless you have chosen otherwise, Option 2 on a 10-year period certain basis will become effective. The amounts of the payments will be determined by applying the Accumulation Value on the Annuity Commencement Date in accordance with the Annuity Options section below (see Payments We Defer). Before we pay any Annuity Benefits, we require the return of this Contract. If this Contract has been lost, we require the applicable lost Contract form.

ANNUITY COMMENCEMENT DATE SELECTION

You select the Annuity Commencement Date. You may select any date following the fifth Contract Anniversary but before the required date of Annuity Commencement as shown in the Schedule. If you do not select a date, the Annuity Commencement Date will be in the month following the required date of Annuity Commencement.

FREQUENCY SELECTION

You may choose the frequency of the Annuity Payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, the payments will be made monthly.

THE INCOME PLAN

While this Contract is in effect and before the Annuity Commencement Date, you may chose one or more Annuity Options for the payment of death benefits proceeds. If, at the time of the Owner's death, no Option has been chosen for paying the death benefit proceeds, the Beneficiary may choose an Option within one year. You may also elect an Annuity Option on surrender of the Contract for its Cash Surrender Value. For each Option we will issue a separate written agreement putting the Option into effect.

Our approval is needed for any Option where:
     (1) the person named to receive payment is other than the Owner or Beneficiary; or
     (2) the person named is not a natural person, such as a corporation; or
     (3) any income payment would be less than the minimum annuity income payment shown in the Schedule.

THE ANNUITY OPTIONS

There are four Options to choose from.  They are:

Option 1.  Income for a Fixed Period
Payment is made in equal installments for a fixed number of years. We guarantee each monthly payment will be at least the Income for Fixed Period amount shown in the Schedule. Values for annual, semiannual or quarterly payments are available on request.




GA-IA-1059                             14

--------------------------------------------------------------------------

Option 2.  Income for Life
Payment is made to the person named in equal monthly installments and guaranteed for at least a period certain. The period certain can be 10 or 20 years. Other periods certain are available on request. A refund certain may be chosen instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the Guarantee Period, payments continue until his or her death.

We guarantee each payment will be at least the amount shown in the Schedule. By age, we mean the named person's age on his or her last birthday before the Option's effective date. Amounts for ages not shown are available on request.

Option 3.  Joint Life Income
This Option is available if there are two persons named to receive payments. At least one of the persons named must be either the Owner of Beneficiary of this Contract. Monthly payments are guaranteed and are made as long as at least one of the named persons is living. The monthly payment amounts are available upon request. Such amounts are guaranteed and will be calculated on the same basis as the Table for Income for Life, however, the amounts will be based on two lives.

Option 4.  Annuity Plan
An amount can be applied under any other settlement option we offer for the Contract on the Option's effective date.

The minimum rates for Option 1 are based on 3% interest, compounded annually. The minimum rates for Options 2 and 3 are based on 3% interest, compounded annually, and the Annuity 2000 Mortality Table. We may pay a higher rate at our discretion.


PAYMENT WHEN NAMED PERSON DIES

When the person named to receive payment dies, we will pay any amounts still due as provided by the Option agreement. The amounts still due are determined as follows:
     (1) For Option 1 or for any remaining guaranteed payments in Option 2, payments will be continued.
     (2) For Option 3, no amounts are payable after both named persons have died.
     (3) For Option 4, the annuity agreement will state the amount due, if any.






GA-IA-1059                             15

                     OTHER IMPORTANT INFORMATION
--------------------------------------------------------------------------

SENDING NOTICE TO US

Whenever written notice is required, send it to our Customer Service Center. The address of our Customer Service Center is shown on the cover page. Please include your Contract number in all correspondence.

REPORTS TO OWNER

We will send you a report at least once during each Contract Year. The report will show the Accumulation Value and the Cash Surrender Value as of the end of the Contract Processing Period. The report will also show the allocation of the Accumulation Value as of such date and the amounts deducted from or added to the Accumulation Value since the last report. The report will also include any information that may be currently required by the insurance supervisory official of the jurisdiction in which the Contract is delivered.

We will also send you copies of any shareholder reports of the portfolios in which the Divisions of the Variable Separate Account invest, as well as any other reports, notices or documents required by law to be furnished to Owners.

ASSIGNMENT - USING THIS CONTRACT AS COLLATERAL SECURITY

You can assign this Contract as collateral security for a loan or other obligation. This does not change the ownership. Your rights and any Beneficiary's right are subject to the terms of the assignment. To make or release an assignment, we must receive written notice satisfactory to us, at our Customer Service Center. We are not responsible for the validity of any assignment.

CHANGING THIS CONTRACT

This Contract or any additional benefit riders may be changed to another annuity plan according to our rules at the time of the change.

CONTRACT CHANGES - APPLICABLE TAX LAW

We reserve the right to make changes in this Contract or its Riders to the extent we deem it necessary to continue to qualify this Contract as an annuity. Any such changes will apply uniformly to all Contracts that are affected. You will be given advance written notice of such changes.

MISSTATEMENT OF AGE OR SEX

If an age or sex has been misstated, the amounts payable or benefits provided by this Contract will be those that the premium payment made would have bought at the correct age or sex.

NON-PARTICIPATING

This Contract does not participate in the divisible surplus of Golden American Life Insurance Company.

GA-IA-1059                             16

--------------------------------------------------------------------------

PAYMENTS WE MAY DEFER

We may not be able to determine the value of the assets of the Variable Separate Account Divisions because:
     (1) The NYSE is closed for trading;
     (2) the SEC determines that a state of emergency exists;
     (3) an order or pronouncement of the SEC permits a delay for the protection of Owners; or
     (4) the check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

During such times, as to amounts allocated to the Divisions of the Variable Separate Account, we may delay;
     (1) determination and payment of the Cash Surrender Value;
     (2) determination and payment of any death benefit if death occurs before the Annuity Commencement Date;
     (3) allocation changes of the Accumulation Value; or,
     (4) application of the Accumulation Value under an income plan.

As to the amounts allocated to a Guaranteed Interest Division in the General Account, we may, at any time, defer payment of the Cash Surrender Value for up to six months after we receive a request for it. We will allow interest of at least 3.00% a year on any Cash Surrender Value payment derived from the Guaranteed Interest Divisions that we defer 30 days or more.

AUTHORITY TO MAKE AGREEMENTS

All agreements made by us must be signed by one of our officers. No other person, including an insurance agent or broker, can:
     (1) change any of this Contract's terms;
     (2) extend the time for premium payments; or
     (3) make any agreement binding on us.

REQUIRED NOTE ON OUR COMPUTATIONS

We have filed a detailed statement of our computations with the insurance supervisory official in the jurisdiction where this Contract is delivered. The values are not less than those required by the law of that state or jurisdiction. Any benefit provided by an attached
Optional Benefit Rider will not increase these values unless otherwise stated in that Rider.







GA-IA-1059                             17

DEFERRED VARIABLE ANNUITY CONTRACT - NO DIVIDENDS
--------------------------------------------------------------------------

Variable Cash Surrender Values while the Annuitant and Owner are living and prior to the Annuity Commencement Date. Death benefit subject to guaranteed minimum. Additional Premium Payment Option. Partial Withdrawal Option. Non-participating. Investment results reflected in values.

GA-IA-1059

                            THE SCHEDULE
                           CONTRACT FACTS

--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

CONTRACT FACTS

Contract Processing Date
The Contract Processing Date for your Contract is [April 1] of each year.

Specially Designated Divisions
When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn each Contract Year is described below. In no event may a Partial Withdrawal exceed 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Contract in force.

Conventional Partial Withdrawals

Minimum Withdrawal Amount:         $100.

Systematic Partial Withdrawals
Systematic Partial Withdrawals may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month.

Minimum Withdrawal Amount:         $100.
Maximum Withdrawal Amount:

Variable Separate Account Divisions: 1.25% monthly, 3.75%
                                     quarterly or 15% annually of
                                     Accumulation Value.

Guaranteed Interest Divisions:       Interest earned on a Guaranteed
                                     Interest Division for the prior month,
                                     quarter or year (depending on the
                                     frequency selected).

[IRA Partial Withdrawals for Qualified Plans Only
IRA Partial Withdrawals may be taken on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken.]


GA-IA-1059                             3D1

                        THE SCHEDULE
                     CONTRACT FACTS (continued)

--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2053]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

           [Alternate schedule page Ratchet Death Benefit]

DEATH BENEFIT

[The Death Benefit is the greatest of (i) , (ii) , (iii), and (iv) below, where:
       (i)   the Accumulation Value ;
       (ii)  the Guaranteed Death Benefit;
       (iii) the Cash Surrender Value;
       (iv) the sum of premiums paid, reduced by Prorata Partial Withdrawal Adjustment(s) for Accumulation Value withdrawn.

GUARANTEED DEATH BENEFIT
On the Contract Date, the Guaranteed Death Benefit is the initial premium. On subsequent Valuation Dates, the Guaranteed Death
Benefit is calculated as follows:

  (1)  Start with the Guaranteed Death Benefit from the prior
       Valuation Date;
  (2)  Add to (1) any additional premium paid since the prior
       Valuation Date and subtract from (1) any Prorata Partial Withdrawal Adjustments for any Partial Withdrawals taken since the prior Valuation Date.
  (3) On a Valuation Date that occurs on or prior to the owner's attained age [80], which is also a Contract Anniversary, we set the Guaranteed Death Benefit equal to the greater of (2) or the Accumulation Value as of such date.
On all other Valuation Dates, the Guaranteed Death Benefit is equal to (2).

PRORATA PARTIAL WITHDRAWAL ADJUSTMENTS

For any partial withdrawal, the Death Benefit components will be reduced by Prorata Partial Withdrawal Adjustments. The Prorata Partial Withdrawal Adjustment to a death benefit component for a partial withdrawal is equal to (1) divided by (2), multiplied by
(3), where: (1) is the Accumulation Value withdrawn, (2) is the Accumulation Value immediately prior to withdrawal, and (3) is the amount of the applicable death benefit component immediately prior to the withdrawal.]

CHANGE OF OWNER

A change of Owner from a sole owner to a sole owner (where there have never been multiple owners designated) will result in recalculation of the Death Benefit and the Guaranteed Death
Benefit. If the new owner's attained age at the time of the change is less than [80], the Guaranteed Death Benefit in effect prior to the change will remain in effect and the Death Benefit provision will apply. If the new owner's attained age at the time of the change is [80] or greater, but not greater than [85]:
(a) the Guaranteed Death Benefit following the change will be zero; and
(b) the Death Benefit will then be the greatest of:
  1) the cash surrender value;
  2) the accumulation value prior to the date of death; and
  3) the sum of the premiums paid, reduced by Prorata Partial
     Withdrawal Adjustments for any Accumulation Value Withdrawn.

GA-IA-1059                             3D2

                            THE SCHEDULE
                     CONTRACT FACTS (continued)

--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2053]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

CHANGE OF OWNER (CONT)

If ownership changes result in multiple owners of a contract or if there has ever been multiple owners, the Guaranteed Death Benefit shall be set to zero. If the oldest owner is age [85] or younger at the time of the change, the Death Benefit will then be the greatest of: (b) 1, (b) 2 or (b) 3 above.
If any owner's or oldest multiple owners, attained age is [86] or greater at the time of the change, the Guaranteed Death Benefit will be zero, and the Death Benefit thereafter will be the cash surrender value.

When a change of owner reduces the Guaranteed Death Benefit to zero, there will be a reduction in the mortality and expense risk charge.

SPOUSAL CONTINUATION UPON DEATH OF OWNER

If at the Owner's death, the surviving spouse of the deceased Owner is the beneficiary and such surviving spouse elects to continue the contract as their own pursuant to Internal Revenue Code Section
72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:
 (a) If the Guaranteed Death Benefit as of the date we receive due proof of death of the Owner, minus the Accumulation Value, also as of that date, is greater than zero we will add such difference to the Accumulation Value. Such addition will be allocated to the divisions of the Separate Account in proportion to the Accumulation Value in the Separate Account. If there is no Accumulation Value in the Separate Account, the addition will be allocated to the Liquid Assets division, or its successor.
 (b) The Guaranteed Death Benefit will continue to apply, with all age criteria using the surviving spouse's age as the determining age.

This addition to Accumulation Value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of this contract elects to continue the contract as their own.

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement
[Distributions from a Contract funding a qualified plan must commence no later than [April 1st] of the calendar year following the calendar year in which the Owner attains age 70 1/2.]

The Annuity Commencement Date is required to be the same date as the Contract Processing Date in the month following the Annuitant's[ 90]th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us.


GA-IA-1059                             3D3

                          THE SCHEDULE
                     CONTRACT FACTS (continued)

--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|


Minimum Annuity Income Payment
The minimum monthly annuity income payment that we will make is [$20].

Optional Benefit Riders - [None.]

ATTAINED AGE

The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Contract Date.


GA-IA-1059                             3D4

                            THE SCHEDULE
                          CHARGES AND FEES

--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

DEDUCTIONS FROM PREMIUMS

[None.]

DEDUCTIONS FROM ACCUMULATION VALUE

Initial Administrative Charge
[None.]

Administrative Charge
[None]

Excess Allocation Charge
Currently none, however, we reserve the right to charge [$25] for a change if you make more than [twelve] allocation changes per Contract Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

[Premium Taxes
We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. We reserve the right to change the amount we charge for Premium Tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.]

Deductions from the Divisions
Mortality and Expense Risk Charge - We deduct a charge from the assets in each separate account division on a daily basis at a rate of [0.001373%] (equivalent to an annual rate of [0.50%]) for mortality and expense risks. The charge is not deducted from the general account accumulation values.

Asset Based Administrative Charge - We deduct [0.000411%] of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual rate of [0.15%]) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the General Account values.

CHARGE DEDUCTION DIVISION

All charges against the Accumulation Value in this Contract will be deducted from the [Liquid Asset Division].

GA-IA-1059                             3E

                            THE SCHEDULE
                         INCOME PLAN FACTORS
--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                 TABLE FOR INCOME FOR A FIXED PERIOD

   Fixed     Monthly   Fixed Period  Monthly   Fixed Period  Monthly
of Years     Income    of Years      Income     of Years     Income


   [5         17.95        14         7.28         23         5.00
   6          15.18        15         6.89         24         4.85
   7          13.20        16         6.54         25         4.72
   8          11.71        17         6.24         26         4.60
   9          10.56        18         5.98         27         4.49
   10          9.64        19         5.74         28         4.38
   11          8.88        20         5.53         29         4.28
   12          8.26        21         5.33         30        4.19]
   13          7.73        22         5.16



                      TABLE FOR INCOME FOR LIFE

                Male/Female         Male/Female         Male/Female
  Age              10 Years            20 Years              Refund
                    Certain             Certain             Certain


[50              $4.06/3.83          $3.96/3.77          $3.93/3.75
55                4.43/4.14           4.25/4.05           4.25/4.03
60                4.90/4.56           4.57/4.37           4.66/4.40
65                5.51/5.10           4.90/4.73           5.12/4.83
70                6.26/5.81           5.18/5.07           5.76/5.42
75                7.11/6.70           5.38/5.33           6.58/6.19
80                7.99/7.70           5.48/5.46           7.69/7.21
85                8.72/8.59           5.52/5.51           8.72/8.59
90                9.23/9.18           5.53/5.53         10.63/10.53]




GA-IA-1059                             3F

                            THE SCHEDULE
                           CONTRACT FACTS

--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

CONTRACT FACTS

Contract Processing Date
The Contract Processing Date for your Contract is [April 1] of each year.

Specially Designated Divisions
When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn each Contract Year is described below. In no event may a Partial Withdrawal exceed 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Contract in force.

Conventional Partial Withdrawals

Minimum Withdrawal Amount:         $100.

Systematic Partial Withdrawals
Systematic Partial Withdrawals may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month.

Minimum Withdrawal Amount:         $100.
Maximum Withdrawal Amount:

Variable Separate Account Divisions: 1.25% monthly, 3.75%
                                     quarterly or 15% annually of
                                     Accumulation Value.

Guaranteed Interest Divisions:       Interest earned on a Guaranteed
                                     Interest Division for the prior month,
                                     quarter or year (depending on the
                                     frequency selected).

[IRA Partial Withdrawals for Qualified Plans Only
IRA Partial Withdrawals may be taken on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken.]


GA-IA-1059                             3D1

                        THE SCHEDULE
                   CONTRACT FACTS (continued)

--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2053]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

       [Alternate schedule page 7% Enhanced Death Benefit]
[DEATH BENEFIT
The Death Benefit is the greatest of (i), (ii), (iii), and (iv) below, where:
    (i)   the Accumulation Value;
    (ii)  the lesser of (a) and (b)
         (a)  the Guaranteed Death Benefit, and
         (b)  the Maximum Guaranteed Death Benefit;
    (iii) the Cash Surrender Value;
    (iv)  the sum of premiums paid, reduced by Prorata Partial
          Withdrawal Adjustment(s) for Accumulation Value withdrawn.

GUARANTEED DEATH BENEFIT

On the Contract Date, the Guaranteed Death Benefit is the initial premium. On subsequent Valuation Dates, the guaranteed Death
Benefit is calculated as follows:

    (1) Start with the Guaranteed Death Benefit on the prior valuation date;
    (2) Calculate interest on (1) for the current valuation period at the Guaranteed Death Benefit Interest Rate;
    (3)  Add (1) and (2);
    (4) Add to (3) any additional premiums paid during the current valuation period;
    (5)  Subtract from (4) the amount of any Special Partial
         Withdrawal Adjustments and Prorata Partial Withdrawal Adjustments for any partial withdrawals made during the current valuation period.

Transfer of Accumulation Value to or from Special Funds will result in a corresponding reallocation of the Guaranteed Death
Benefit.

GUARANTEED DEATH BENEFIT INTEREST RATE

The Guaranteed Death Benefit Interest Rate is [7%] compounded annually, except:
    (a) For any portion of the Guaranteed Death Benefit attributable to Accumulation Value allocated to Special Funds, the Guaranteed Death Benefit Interest Rate is the lesser of: (1) [7%] (compounded annually) and (2) the interest rate, positive or negative, providing a yield on the Guaranteed Death Benefit for Special Funds equal to the net return for the current valuation period on the Accumulation Value allocated to Special Funds; and
    (b) For any valuation period ending after the contract anniversary on which the Owner attains age [80], or after the Maximum Guaranteed Death Benefit has been reached, the Guaranteed Death Benefit Interest Rate is [0%].


GA-IA-1059                             3D2

                            THE SCHEDULE
                     CONTRACT FACTS (continued)
--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2053]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

SPECIAL FUNDS

The Special Funds are [the Liquid Assets Division, the Limited Maturity Bond Division, the Fixed Allocations, and the Guaranteed Interest Division]. The Company reserves the right to classify newly available divisions as Special Funds from the date of their availability to the Owner. The Company may reclassify an existing division as a Special Fund or remove such designation. Such reclassification shall be made with 30 days notice to contract owners, and will apply to amounts transferred or otherwise added to such division after the date of change.

MAXIMUM GUARANTEED DEATH BENEFIT

The Maximum Guaranteed Death Benefit is equal to [three] times premium paid, reduced by the amount of any Special and Prorata
Partial Withdrawal Adjustments. Any addition due to spousal continuation will not affect the Maximum Guaranteed Death Benefit or the Guaranteed Death Benefit.

SPECIAL AND PRORATA PARTIAL WITHDRAWAL ADJUSTMENTS

For any partial withdrawal, the Death Benefit components will be reduced by Prorata or Special Partial Withdrawal Adjustments. A Prorata Partial Withdrawal Adjustment will be made unless a Special Partial Withdrawal Adjustment applies to that component for the withdrawal. Special Partial Withdrawal Adjustments are made when partial withdrawals in a contract year do not exceed [7%] of the sum of cumulative premiums, but only if partial withdrawals in each prior contract year did not exceed [7%] of the sum of cumulative premiums paid prior to that year. The Special Partial Withdrawal Adjustment is equal to the amount of Accumulation Value withdrawn. Special Partial Withdrawal Adjustments are applicable only in the calculation of the Maximum Guaranteed Death Benefit and the Guaranteed Death Benefit, and in all other cases withdrawals are treated as Prorata Partial Withdrawal Adjustment.

The Prorata Partial Withdrawal Adjustment to a death benefit component is equal to (1) divided by (2), multiplied by (3), where: (1) is the Accumulation Value withdrawn, (2) is the Accumulation Value immediately prior to withdrawal, and (3) is the amount of the applicable death benefit component immediately prior to the withdrawal.
CHANGE OF OWNER

A change of Owner from a sole owner to a sole owner (where there have never been multiple owners designated) will result in recalculation of the Death Benefit and the Guaranteed Death
Benefit. If the new owner's attained age at the time of the change is less than [80], the Guaranteed Death Benefit in effect prior to the change will remain in effect and the Death Benefit provision will apply. If the new owner's attained age at the time of the change is [80] or greater, but not greater than [85]:
      (a) the Guaranteed Death Benefit following the change will be zero;
          and
      (b) the Death Benefit will then be the greatest of:
         1) the cash surrender value;
         2) the accumulation value prior to death; and
         3) the sum of the premiums paid, reduced by Prorata Partial Withdrawal Adjustments for any Accumulation Value Withdrawn.


GA-IA-1059                             3D3

                        THE SCHEDULE
                     CONTRACT FACTS (continued)
--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2053]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

CHANGE OF OWNER (CONT)

If ownership changes result in multiple owners of a contract or if there has ever been multiple owners, the Guaranteed Death Benefit shall be set to zero. If the oldest owner is age [85] or younger at the time of the change, the Death Benefit will then be the greatest of: (b) 1, (b) 2 or (b) 3 above.
If any owner's or oldest multiple owners, attained age is [86] or greater at the time of the change, the Guaranteed Death Benefit will be zero, and the Death Benefit thereafter will be the cash surrender value.

When a change of owner reduces the Guaranteed Death Benefit to zero, there will be a reduction in the mortality and expense risk charge.

SPOUSAL CONTINUATION UPON DEATH OF OWNER

If at the Owner's death, the surviving spouse of the deceased Owner is the beneficiary and such surviving spouse elects to continue the contract as their own pursuant to Internal Revenue Code Section
72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:
     (a) If the Guaranteed Death Benefit as of the date we receive due proof of death of the Owner, minus the Accumulation Value, also as of that date, is greater than zero we will add such difference to the Accumulation Value. Such addition will be allocated to the divisions of the Separate Account in proportion to the Accumulation Value in the Separate Account. If there is no Accumulation Value in the Separate Account, the addition will be allocated to the Liquid Assets division, or its successor.
     (b) The Guaranteed Death Benefit will continue to apply, with all age criteria using the surviving spouse's age as the determining age.

This addition to Accumulation Value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of this contract elects to continue the contract as their own.

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement
[Distributions from a Contract funding a qualified plan must commence no later than [April 1st] of the calendar year following the calendar year in which the Owner attains age 70 1/2.]

The Annuity Commencement Date is required to be the same date as the Contract Processing Date in the month following the Annuitant's[ 90]th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us.

Minimum Annuity Income Payment
The minimum monthly annuity income payment that we will make is [$20]. Optional Benefit Riders - [None.]


GA-IA-1059                             3D4

                           THE SCHEDULE
                          CHARGES AND FEES
--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2053]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

DEDUCTIONS FROM PREMIUMS

[None.]

DEDUCTIONS FROM ACCUMULATION VALUE

Initial Administrative Charge
[None.]

Administrative Charge
[None]

Excess Allocation Charge
Currently none, however, we reserve the right to charge [$25] for a change if you make more than [twelve] allocation changes per Contract Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

[Premium Taxes
We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. We reserve the right to change the amount we charge for Premium Tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.]

Deductions from the Divisions
Mortality and Expense Risk Charge - We deduct a charge from the assets in each separate account division on a daily basis at a rate of [0.001925%] (equivalent to an annual rate of [0.70%]) for mortality and expense risks. The charge is not deducted from the general account accumulation values.

Asset Based Administrative Charge - We deduct [0.000411%] of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual rate of [0.15%]) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the General Account values.

CHARGE DEDUCTION DIVISION

All charges against the Accumulation Value in this Contract will be deducted from the [Liquid Asset Division].

GA-IA-1059                             3E

                            THE SCHEDULE
                         INCOME PLAN FACTORS
--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                 TABLE FOR INCOME FOR A FIXED PERIOD

Fixed Period  Monthly   Fixed Period   Monthly   Fixed Period  Monthly
of Years      Income     of Years      Income     of Years     Income


   [5         17.95         14         7.28         23         5.00
   6          15.18         15         6.89         24         4.85
   7          13.20         16         6.54         25         4.72
   8          11.71         17         6.24         26         4.60
   9          10.56         18         5.98         27         4.49
   10          9.64         19         5.74         28         4.38
   11          8.88         20         5.53         29         4.28
   12          8.26         21         5.33         30        4.19]
   13          7.73         22         5.16



                      TABLE FOR INCOME FOR LIFE

                Male/Female         Male/Female         Male/Female
  Age              10 Years            20 Years              Refund
                    Certain             Certain             Certain


[50              $4.06/3.83          $3.96/3.77          $3.93/3.75
55                4.43/4.14           4.25/4.05           4.25/4.03
60                4.90/4.56           4.57/4.37           4.66/4.40
65                5.51/5.10           4.90/4.73           5.12/4.83
70                6.26/5.81           5.18/5.07           5.76/5.42
75                7.11/6.70           5.38/5.33           6.58/6.19
80                7.99/7.70           5.48/5.46           7.69/7.21
85                8.72/8.59           5.52/5.51           8.72/8.59
90                9.23/9.18           5.53/5.53         10.63/10.53]




GA-IA-1059                             3F

                            THE SCHEDULE
                           CONTRACT FACTS
--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

CONTRACT FACTS

Contract Processing Date
The Contract Processing Date for your Contract is [April 1] of each year.

Specially Designated Divisions
When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn each Contract Year is described below. In no event may a Partial Withdrawal exceed 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Contract in force.

Conventional Partial Withdrawals

Minimum Withdrawal Amount:         $100.

Systematic Partial Withdrawals
Systematic Partial Withdrawals may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month.

Minimum Withdrawal Amount:         $100.
Maximum Withdrawal Amount:

Variable Separate Account Divisions: 1.25% monthly, 3.75%
                                     quarterly or 15% annually of
                                     Accumulation Value.

Guaranteed Interest Divisions:       Interest earned on a Guaranteed
                                     Interest Division for the prior month,
                                     quarter or year (depending on the
                                     frequency selected).

[IRA Partial Withdrawals for Qualified Plans Only
IRA Partial Withdrawals may be taken on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken.]

GA-IA-1059                             3D1

                          THE SCHEDULE
                   CONTRACT FACTS (continued)

--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2053]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

       [Alternative schedule pages option 4 death benefit]
DEATH BENEFIT

The Death Benefit is the greatest of (i) , (ii) , (iii), (iv) and
(v) below, where:
    (i)    the Accumulation Value;
    (ii)   the lesser of (a) and (b):
           (a) the Guaranteed Death Benefit, and
           (b) the Maximum Guaranteed Death Benefit;
    (iii)  the Cash Surrender Value;
    (iv)   the sum of premiums paid, reduced by Prorata Partial
           Withdrawal Adjustment(s) for Accumulation Value withdrawn, and
    (v)    the Alternate Death Benefit.

GUARANTEED DEATH BENEFIT

On the Contract Date, the Guaranteed Death Benefit is the initial premium. On subsequent Valuation Dates, the guaranteed Death
Benefit is calculated as follows:

  (1) Start with the Guaranteed Death Benefit on the prior valuation date;
  (2) Calculate interest on (1) for the current valuation period at the Guaranteed Death Benefit Interest Rate;
  (3)  Add (1) and (2);
  (4) Add to (3) any additional premiums paid during the current valuation period;
  (5)  Subtract from (4) the amount of any Special Partial
       Withdrawal Adjustments and Prorata Partial Withdrawal Adjustments for any partial withdrawals made during the current valuation period.

Transfer of Accumulation Value to or from Special Funds will result in a corresponding reallocation of Guaranteed Death
Benefit.

GUARANTEED DEATH BENEFIT INTEREST RATE

The Guaranteed Death Benefit Interest Rate is [7%] compounded annually, except:
     (a) For any portion of the Guaranteed Death Benefit attributable to Accumulation Value allocated to Special Funds, the Guaranteed Death Benefit Interest Rate is the lesser of: (1) [7%] (compounded annually) and (2) the interest rate, positive or negative, providing a yield on the Guaranteed Death Benefit for Special Funds equal to the net return for the current valuation period on the Accumulation Value allocated to Special Funds; and
     (b) For any valuation period ending after the contract anniversary on which the Owner attains age [80], or after the Maximum Guaranteed Death Benefit has been reached, the Guaranteed Death Benefit Interest Rate is [0%].

GA-IA-1059                             3D2

                            THE SCHEDULE
                     CONTRACT FACTS (continued)
--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2053]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

SPECIAL FUNDS

Special Funds are [the Liquid Assets Division, the Limited Maturity Bond Division, the Fixed Allocations, and the Guaranteed Interest Division]. The Company reserves the right to classify newly available divisions as Special Funds from the date of their availability to the Owner. The Company may reclassify an existing division as a Special Fund or remove such designation. Such reclassification shall be made with 30 days notice to contract owners, and will apply to amounts transferred or otherwise added to such division after the date of change.

MAXIMUM GUARANTEED DEATH BENEFIT

The Maximum Guaranteed Death Benefit is equal to [three] times premium paid reduced by the amount of any Special and Prorata
Partial Withdrawal Adjustments. Any addition due to spousal continuation will not affect the Maximum Guaranteed Death Benefit or the Guaranteed Death Benefit.

SPECIAL AND PRORATA PARTIAL WITHDRAWAL ADJUSTMENTS

For any partial withdrawal, the Death Benefit components will be reduced by Prorata or Special Partial Withdrawal Adjustments. A Prorata Partial Withdrawal Adjustment will be made unless a Special Partial Withdrawal Adjustment applies to that component for the withdrawal. Special Partial Withdrawal Adjustments are made when partial withdrawals in a contract year do not exceed [7%] of the sum of cumulative premiums but only if partial withdrawals in each prior contract year did not exceed [7%] of the sum of cumulative premiums
paid.   The Special Partial Withdrawal Adjustment is equal to the
amount of Accumulation Value withdrawn. Special Partial Withdrawal Adjustments are applicable only in the calculation of the Maximum Guaranteed Death Benefit and the Guaranteed Death Benefit, in all other cases including the Alternate Guaranteed Death Benefit, withdrawals are treated as Prorata Partial Withdrawal Adjustment.

The Prorata Partial Withdrawal Adjustment to a death benefit component for a partial withdrawal is equal to (1) divided by (2), multiplied by (3), where: (1) is the Accumulation Value withdrawn,
(2) is the Accumulation Value immediately prior to withdrawal, and
(3) is the amount of the applicable death benefit component immediately prior to the withdrawal.

ALTERNATE GUARANTEED DEATH BENEFIT
On the Contract Date, the Alternate Guaranteed Death Benefit is the initial premium. On subsequent Valuation Dates, the Alternate
Guaranteed Death Benefit is calculated as follows:

  (1) Start with the Alternate Guaranteed Death Benefit from the prior Valuation Date;
  (2)  Add to (1) any additional premium paid  since the prior
       Valuation Date and subtract from (1) any Prorata Partial Withdrawal Adjustments for any Partial Withdrawals taken since the prior Valuation Date.
  (3) On a Valuation Date that occurs on or prior to the owner's attained age [80], which is also a Contract Anniversary, we set the Guaranteed Death Benefit equal to the greater of (2) or the Accumulation Value as of such date.
On all other Valuation Dates, the Alternate Guaranteed Death Benefit is equal to (2).

GA-IA-1059                             3D3

                            THE SCHEDULE
                     CONTRACT FACTS (continued)
--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2053]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

CHANGE OF OWNER
A change of Owner from a sole owner to a sole owner (where there have never been multiple owners designated) will result in recalculation of the Death Benefit, the Guaranteed Death Benefit the Alternate Death Benefit, and the Maximum Guaranteed Death
Benefit. If the new owner's attained age at the time of the change is less than [80], the Guaranteed Death Benefit, the Alternate Death Benefit, and the Maximum Guaranteed Death Benefit in effect prior to the change will remain in effect and the Death
Benefit provision shall apply. If the new owner's attained age at the time of the change is [80] or greater, but not greater than [85]:
  (a) the Guaranteed Death Benefit, the Alternative Death Benefit, and the Maximum Guaranteed Death Benefit following the change will be zero; and
  (b)  the Death Benefit will then be the greatest of:
       1) the cash surrender value;
       2) the accumulation value prior to the date of death; and
       3) the sum of the premiums paid, reduced by Prorata Partial Withdrawal Adjustments for any Accumulation Value withdrawn.

If ownership change results in multiple owners of a contract or if there has ever been multiple owners, the Guaranteed Death Benefit, the Alternate Death Benefit and the Maximum Guaranteed Death Benefit shall be set to zero. If the oldest owner is age [85] or younger at the time of the change, the Death Benefit will then be the greatest of: (b) 1, (b) 2 or (b) 3 above.

If any owner's or oldest multiple owner's attained age is [86] or greater at the time of the change, the Guaranteed Death Benefit, the Alternate Death Benefit and the Maximum Guaranteed Death Benefit will be zero, and the Death Benefit will then be the cash surrender value.

When a change of owner reduces the Guaranteed Death Benefit, the Alternate Death Benefit and the Maximum Guaranteed Death Benefit to zero, there will be a reduction in the mortality and expense risk charge.

SPOUSAL CONTINUATION UPON DEATH OF OWNER

If at the Owner's death, the surviving spouse of the deceased Owner is the beneficiary and such surviving spouse elects to continue the contract as their own pursuant to Internal Revenue Code Section
72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:
   (a)If the greater of: A) the lesser of 1) the Guaranteed Death
      Benefit and 2) the Maximum Guaranteed Death Benefit, or B) the Alternate Death Benefit as of the date we receive due proof of death of the Owner, minus the Accumulation Value, also as of that date, is greater than zero we will add such difference to the Accumulation Value. Such addition will be allocated to the divisions of the Separate Account in proportion to the Accumulation Value in the Separate Account. If there is no Accumulation Value in the Separate Account, the addition will be allocated to the Liquid Assets division, or its successor.
   (b)The Guaranteed Death Benefit, the Alternate Death Benefit and the Maximum Guaranteed Death Benefit will continue to apply, with all age criteria using the surviving spouse's age as the determining age. The Guaranteed Death Benefit shall be reallocated to the Special and other funds in proportion to the Accumulation Value.


GA-IA-1059                             3D4

                            THE SCHEDULE
                     CONTRACT FACTS (continued)
--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2053]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

SPOUSAL CONTINUATION (CONT)

This addition to Accumulation Value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of this contract elects to continue the contract as their own.

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement
[Distributions from a Contract funding a qualified plan must commence no later than [April 1st] of the calendar year following the calendar year in which the Owner attains age 70 1/2.]

The Annuity Commencement Date is required to be the same date as the Contract Processing Date in the month following the Annuitant's[ 90]th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us.

Minimum Annuity Income Payment
The minimum monthly annuity income payment that we will make is [$20].

Optional Benefit Riders - [None.]

ATTAINED AGE

The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Contract Date.







GA-IA-1059                             3D5

                            THE SCHEDULE
                          CHARGES AND FEES
--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2053]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

DEDUCTIONS FROM PREMIUMS

[None.]

DEDUCTIONS FROM ACCUMULATION VALUE

Initial Administrative Charge
[None.]

Administrative Charge
[None]

Excess Allocation Charge
Currently none, however, we reserve the right to charge [$25] for a change if you make more than [twelve] allocation changes per Contract Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

[Premium Taxes
We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. We reserve the right to change the amount we charge for Premium Tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.]

Deductions from the Divisions
Mortality and Expense Risk Charge - We deduct a charge from the
---------------------------------
assets in each separate account division on a daily basis at a rate of [0.002192%] (equivalent to an annual rate of [0.80%]) for mortality and expense risks. The charge is not deducted from the general account accumulation values.

Asset Based Administrative Charge - We deduct [0.000411%] of the
---------------------------------
assets in each Variable Separate Account Division on a daily basis (equivalent to an annual rate of [0.15%]) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the General Account values.

CHARGE DEDUCTION DIVISION

All charges against the Accumulation Value in this Contract will be deducted from the [Liquid Asset Division].


GA-IA-1059                             3E

                             THE SCHEDULE
                          INCOME PLAN FACTORS
--------------------------------------------------------------------------
|--------------------------------------------------------------------------|
| Annuitant                      Owner                                     |
| [THOMAS J. DOE]             [JOHN Q. DOE]                                |
|--------------------------------------------------------------------------|
| Initial Premium            Annuity Option       Annuity Commencement Date|
| [$10,000]               [LIFE 10-YEAR CERTAIN]     [JANUARY 1, 2026]     |
|--------------------------------------------------------------------------|
| Separate Account(s)                             Contract Number          |
| [SEPARATE ACCOUNT B]                               [123456]              |
|--------------------------------------------------------------------------|

Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                  TABLE FOR INCOME FOR A FIXED PERIOD

Fixed Period  Monthly   Fixed Period  Monthly   Fixed Period  Monthly
of Years      Income     of Years     Income     of Years     Income


   [5         17.95         14         7.28         23         5.00
   6          15.18         15         6.89         24         4.85
   7          13.20         16         6.54         25         4.72
   8          11.71         17         6.24         26         4.60
   9          10.56         18         5.98         27         4.49
   10          9.64         19         5.74         28         4.38
   11          8.88         20         5.53         29         4.28
   12          8.26         21         5.33         30        4.19]
   13          7.73         22         5.16



                       TABLE FOR INCOME FOR LIFE

                Male/Female         Male/Female         Male/Female
  Age              10 Years            20 Years              Refund
                    Certain             Certain             Certain


[50              $4.06/3.83          $3.96/3.77          $3.93/3.75
55                4.43/4.14           4.25/4.05           4.25/4.03
60                4.90/4.56           4.57/4.37           4.66/4.40
65                5.51/5.10           4.90/4.73           5.12/4.83
70                6.26/5.81           5.18/5.07           5.76/5.42
75                7.11/6.70           5.38/5.33           6.58/6.19
80                7.99/7.70           5.48/5.46           7.69/7.21
85                8.72/8.59           5.52/5.51           8.72/8.59
90                9.23/9.18           5.53/5.53         10.63/10.53]






GA-IA-1059                             3F